SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported)      December 12, 2005


                              TREND MINING COMPANY
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                        0-31159                81-0304651
----------------------------     ------------------------     ----------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                            5439 South Prince Street
                            Littleton, Colorado 80120
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (303) 798-7363
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed from last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4c))

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


Item 1.01. Entry into a Material Definitive Agreement.
           ------------------------------------------

         On December 12, 2005, Trend Mining Company (the "Company") entered into a Subscription Agreement by and among the Company and Mr. Howard Schraub, an accredited investor and a major shareholder of the Company, (the "Subscription Agreement"). The Subscription Agreement provided for the issuance and sale of 1,500,000 shares of common stock, par value $0.01 at an aggregate purchase price of $150,000.

Item 3.02.  Unregistered Sales of Equity Securities.
            ---------------------------------------

         The information set forth in Section 1.01 is incorporated by reference under this item 3.02.

         The transaction contemplated by the Subscription Agreement is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) and Regulation D of the Securities Act.

Item 9.01. Financial Statements and Exhibits.
           ---------------------------------

(c) Exhibits

       Exhibit 10.1 Subscription Agreement, dated as of December 12, 2005, by and among Trend Mining Company and Howard Schraub.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     December 28, 2005

                                      TREND MINING COMPANY

                                      By:  /s/ Thomas A. Loucks
                                           -------------------------------------
                                           Name:  Thomas A. Loucks
                                           Title: President and Chief Executive
                                                  Officer